EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Telephone and Data Systems, Inc. of our report, which includes explanatory paragraphs relating to contingencies, dated February 17, 1995, on our audit of the financial statements of the Los Angeles SMSA Limited Partnership as of December 31, 1994 and 1993, and for each of the three years in the period ended December 31, 1994, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1994; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Los Angeles SMSA Limited Partnership financial statements referred to above.


                                                        COOPERS & LYBRAND L.L.P.

Newport Beach, California
February 16, 1996


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Telephone and Data Systems, Inc. of our reports dated February 10, 1995, February 11, 1994 and February 11, 1993, on our audits of the financial statements of the Nashville/Clarksville MSA Limited Partnership as of December 31, 1994, 1993 and 1992 and for the years ended December 31, 1994, 1993 and 1992, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1994; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Nashville/Clarksville MSA Limited Partnership financial statements referred to above.

                                                        COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
February 16, 1996


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Form S-8 Registration Statement of Telephone and Data Systems, Inc. of our reports dated February 10, 1995, February 11, 1994 and February 11, 1993, respectively, on our audits of the financial statements of the Baton Rouge MSA Limited Partnership as of December 31, 1994, 1993 and 1992 and for the years ended December 31, 1994, 1993 and 1992, included in the Telephone and Data Systems, Inc. Annual Report on Form 10-K for the year ended December 31, 1994; such financial statements were not included separately in such Form 10-K. We also consent to the reference to our Firm under the caption "Experts" only to the extent that it relates to our report on our audits of the Baton Rouge MSA Limited Partnership financial statements referred to above.

                                                        COOPERS & LYBRAND L.L.P.

Atlanta, Georgia
February 16, 1996





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